UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2015

Brandywine Realty Trust

Brandywine Operating Partnership, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352

Delaware (Brandywine Operating Partnership, L.P.)	000-24407 (Commission file number)	23-2862640 (I.R.S. Employer Identification Number)
(State or Other Jurisdiction of Incorporation or Organization)

555 East Lancaster Avenue, Suite 100

Radnor, PA 19087

(Address of principal executive offices)

(610) 325-5600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 29, 2015, Brandywine Operating Partnership, L.P., the limited partnership through which Brandywine Realty Trust, as sole general partner, owns its assets and conducts its operations, sold six properties containing an aggregate of 560,147 square feet (the “Properties”) located in Mt. Laurel, New Jersey for a gross sales price of $56.5 million, or $101 per square foot. We are not affiliated with the buyer, and the terms of the transaction were determined through arm's-length negotiations. The Properties were 92.5% occupied at closing. The table below lists the address, year of construction and square footage of each of the Properties:

Property	Year of Construction	Square Feet
10000 Midlantic Drive	1990	186,908
2000 Midlantic Drive	1989	121,658
15000 Midlantic Drive	1991	84,056
9000 Midlantic Drive	1989	67,299
1000 Bishops Gate Boulevard	2005	53,281
4000 Midlantic Drive	1981	46,945
Total		560,147

We are reporting this transaction in accordance with requirements of Regulation S-X for asset dispositions.  Management believes the disposition is not material to the Company's results of operations or financial position.

Item 9.01 Financial Statements and Exhibits.

(a) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheets of each of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of September 30, 2015 and unaudited pro forma consolidated statements of operations of each of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. for the nine months ended September 30, 2015 and for the year ended December 31, 2014, including notes thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Exhibits 99.1 Description

Exhibit 99.1 Unaudited pro forma consolidated balance sheets of each of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of September 30, 2015 and the unaudited pro forma consolidated statements of operations of each of Brandywine Realty Trust and Brandywine Operating Partnership L.P., for the nine months ended September 30, 2015 and for the year ended December 31, 2014, including notes thereto.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

Brandywine Operating Partnership L.P.,

By:	Brandywine Realty Trust, its sole General Partner

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

Date: January 5, 2016

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